PROSPECTUS

January 19, 2007

Rule 497(c)

File No. 33-43616

THE

FRONTIER

MICROCAP FUND

a series of

FRONTIER FUNDS, INC.

130 East Capitol Drive

Hartland, Wisconsin 53029-2136

(800) 759-6598 or (262) 369-9180

Web Site: www.Frontier-Funds.com

The Frontier MicroCap Fund seeks long-term capital appreciation by investing mainly in common stocks of rapidly growing companies that have equity market values less than $400 million at time of purchase.  Accordingly, investors should be aware that the Fund can be subject to above-average risk.

TABLE OF CONTENTS

Basic Information About the Fund

2

Past Performance

3

Fees and Expenses

4

Management and Organization

5

Shareholder Information

6

Purchasing Shares

8

Redeeming Shares

9

Dividends, Capital Gains Distributions and Taxes

11

Distribution Arrangements

12

Financial Highlights

13

Purchase Application

14

For More Information

17

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER OR NOT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BASIC INFORMATION ABOUT OF THE FUND

Investment Objective, Strategies and Risks

The Fund’s investment objective is long-term capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money. The Fund’s policy, under normal circumstances, is to invest at least 80% of its net assets in the common stock of micro-cap companies, as defined in the next paragraph. The Fund will give shareholders at least 60 days written notice of any change in this policy.

Small MicroCap capitalization companies (micro-cap companies) typically have MicroCap market values (share price multiplied by number of shares outstanding) below $400 million. At times the Fund may invest in other MicroCap-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund invests in the stocks of companies listed on national or regional securities exchanges and stocks listed for trading on NASDAQ. The current income return of the Fund will be low (or non-existent) because small companies frequently need to retain all or most of their profits to finance growth.

Generally, the Fund invests in the stocks of United States companies that have MicroCap market values less than $400 million at the time of purchase (so-called micro-cap companies). The Fund’s portfolio generally contains both “growth” and “value” stocks. Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy. These stocks generally are priced at relatively high multiples of revenues, earnings, and book values. Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price to revenues ratio that is below 1.0. The Fund invests in both value-priced and aggressive growth stocks. Generally, Fund management seeks to invest in micro-cap companies that: (1) have demonstrated above-average growth in revenues and/or earnings; (2) possess relatively low levels of long-term debt; and (3) have a high percentage of their shares owned by company management. Fund management also seeks to invest in the stocks of companies that possess modest price-to-sales ratios and price-earnings ratios that are below the company’s long-term annual growth rate. At times, the Fund may invest in special situations, such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs. Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons, including: (1) a company’s MicroCap market value grows beyond $1 billion; (2) a company’s financial condition deteriorates to the point that Fund management believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company’s price/sales ratio or price-earnings multiple expands to the point that Fund management believes the company’s stock is significantly overvalued

Under normal circumstances the Fund seeks to keep its annual portfolio turnover ratio under 75%. The annual portfolio turnover ratio indicates changes in the Fund’s portfolio. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. The Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio. For example, a portfolio turnover ratio of 75% would indicate an approximate security-holding period of 1.33 years.  During the last five years, the Fund’s annual portfolio turnover rate has averaged 39.29%.

The Fund diversifies its investments. It will normally own 100 to 125 stocks of companies operating in a number of industries. At the time of purchase, an investment in the stock of a single company will not exceed 5% of the Fund’s assets. Stocks periodically will be sold for several reasons. These include: (1) a company’s MicroCap market value grows beyond $1 billion; (2) a company’s financial condition deteriorates to the point that Fund management believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company’s price/sales ratio or price-earnings multiple expands to the point that Fund management believes the company’s stock is significantly overvalued.

The Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper). The Fund may not achieve its investment objective when it takes a temporary defensive position. When the Fund is not taking a temporary defensive position, it still will hold from 1% to 5% of its assets in money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Investments in the stocks of companies with small MicroCap market values tend to be speculative and involve greater risks than are customarily associated with investments in the stocks of larger companies. Small companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate sufficient cash from operations necessary for growth, and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the frequency and volume of trading in small company securities is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. These transactions are accompanied by increased costs that may reduce net investment returns. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and smaller capitalization stocks under-perform.

The principal risks of investing in the Fund are the following:

Predominant Investment in Common Stocks: The Fund mainly invests in common stocks. The prices of stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money. These are risks that are faced by all equity mutual fund investors.

Investment in Small Cap Companies: Stocks of small companies involve additional risks. Small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of small company stocks are more volatile than those of larger companies. Thus, the Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of small company stocks may vary, sometimes significantly, from the returns of the overall market. Finally, relative to large company stocks, the stocks of small companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Manager Risk: How the Adviser manages the Fund will affect the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly.

Liquidity and valuation risks.  Securities that were liquid when purchased by the Fund may become temporarily illiquid and difficult to value, particularly in declining markets

The Fund is designed for investors with a long-term investment perspective and is not suitable for investors who attempt to profit from short-term market swings. In fact, the Fund assesses a 2% redemption fee for shares held two months or less in an attempt to deter “market timing” investors from investing in the Fund. The Fund is also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in small company stocks. Furthermore, there is no assurance that the objective of the Fund will be realized or that any income will be earned. Since the Fund’s share price may fall below the initial purchase price, investors in the Fund may lose a portion of their investment capital.

PAST PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance.  The bar chart gives an indication of the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year on a calendar year basis).  Results shown on the chart do not include sales charges.  If sales charges were reflected, returns would be less than those shown.  The table shows how the Fund's average annual returns compare to those reported by the Standard & Poor's Composite Index of 500 Stocks (“S&P 500”) and the Russell 2000 Index (“Russell 2000”), both of which are widely recognized measures of stock performance.  Both the chart and the table assume reinvestment of all dividends and capital gain distributions.  As With All Mutual Funds, The Past Performance Of The Fund Is Not A Prediction Or Guarantee Of Its Future Results.

TOTAL RETURN AS OF DECEMBER 31

1995      1996      1997       1998       1999       2000       2001      2002       2003        2004      2005        2006

The year to date total return as of December 31, 2006 equals 0.00%.  During the period shown on the bar chart above, the Fund's highest total return for a quarter was 104.52%, for the quarter ended March 31, 2000, and the lowest total return for a quarter was -50.15%, for the quarter ended December 31, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

	1 YEAR	5 YEARS	10 YEARS
The Frontier MicroCap Fund
Return Before Taxes	0.00%	-30.73%	-28.49%
Return After Taxes
on Distributions	0.00%	-30.73%	-28.49%
Return After Taxes
on Distributions and
Sale of Fund Shares	0.00%	-22.17%	-15.76%
Russell 2000 (1)	18.37%	11.39%
S&P 500 (2)	15.79%	6.19%	9.44%

1.    The Russell 2000 is an unmanaged index of 2,000 publicly traded common stocks of small capitalization U.S. companies.  The Russell 2000 assumes the reinvestment of all dividends and/or other income.  The results reported by the Russell 2000 have been included to show the performance of small-cap stocks such as those generally held by the Fund.

2.    The S&P 500 is an unmanaged index of 500 common stocks which are considered by Standard & Poor's Corporation to represent the  performance of the U.S. stock market in general.  The S&P 500 assumes the reinvestment of all dividends and/or other income.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases

        (as a percentage of offering price)

4.5%

     Maximum Deferred Sales Charge (Load)

None

     Maximum Sales Charge (Load) Imposed on Reinvested Dividends

None

     Redemption Fee 1

 2.0%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

     Management Fees.1

1.50%

     Distribution (12b-1) and/or Service Fees

None

     Other Expenses 2

28.79%

     Total Annual Operating Costs 3

29.79%

1.

The Fund charges a 2% redemption fee for shares held less than 60 days. The Management Fee was 1.00% through September 30, 2006.

2.

Management believes that the Fund’s actual operating expenses are reasonable and comparable to amounts typically paid for like services. However, due to the Fund's current size, its expenses represent a higher percentage of total net assets than is generally reported by larger mutual funds.

3.

For the Fund's most recent fiscal year ended September 30, 2006, total annual operating expenses were reduced by certain fee waivers and reimbursements provided by the Transfer Agent and the Adviser, respectively. The Adviser and the Transfer Agent granted these fee waivers voluntarily, and they can be revoked at any time.  After giving effect to fee waivers by the Adviser and the Transfer Agent and expense reimbursements by the Adviser, the Fund's actual total annual operating expenses for its last fiscal year were 18.40% of average daily net assets. The Adviser has committed to pay or reimburse the Fund for any expenses in excess of 18.40% of the Fund’s average net assets, as described in the Fund’s Statement of Additional Information, dated January 19, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:

•

You invest $10,000 in the Fund for the time periods indicated;

•

Your investment has a 5% return each year;

•

The Fund's operating expenses remain the same; and

•

You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$2,089	$5,871	$8,010	$10,126

Portfolio Holdings of the Fund

The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of the Fund’s portfolio holdings.

MANAGEMENT AND ORGANIZATION

Investment Adviser

Freedom Investors Corp., the Adviser, provides continuous investment advice and other portfolio management services to the Fund.  Under the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.  Freedom Investors Corp., a registered investment adviser, was established in 1988 and has been the Fund's only investment adviser.  The address of the Adviser is:

130 East Capitol Drive

Hartland, Wisconsin 53029-2136

As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.5% of its average net assets.  The Adviser is a wholly owned subsidiary of Freedom Securities, Inc.  Amy L. Siesennop, a 47.5% shareholder of Freedom Securities, Inc., is also the Secretary and a director of the Adviser (her principal occupation since 1996).

At a meeting held October 11, 2006, the Fund’s Board of Directors considered and approved renewal of the Investment Advisory Agreement for the year ending November 15, 2007; a discussion of such action is included in the Fund’s Annual Report to Shareholders for the year ended September 30, 2006.

Portfolio Manager

Joel R. Blumenschein, the President, Treasurer and a director of the Adviser, is responsible for the day-to-day management of the Fund's investment portfolio.  Mr. Blumenschein is also a 47.5% shareholder of Freedom Securities, Inc.

Since 1985 Mr. Blumenschein has been registered with the NASD as a registered representative.  From 1996 to 2000 he was employed as a branch manager and VP of retirement plans for J.E.Liss & Co.  Mr. Blumenschein was managing partner of Streamlined Partners LLC., (a private investment Fund), from 1998 to 2001. In 2002, Mr. Blumenschein became President of the Adviser and the portfolio manager for Frontier MicroCap Fund, as well as a Vice President and the Secretary of the Fund in 2003. The Fund’s Statement of Additional Information contains information concerning Mr. Blumenschein’s compensation, other accounts managed and ownership of securities held by the Fund.

Privacy Policy

We collect the following nonpublic personal information about you:

• Information we receive from you on or in applications or other forms, including but not limited to, your name,

address, phone number, and social security number.

•Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our custodian, U. S. Bank, N.A., that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

SHAREHOLDER INFORMATION

Determining Net Asset Value

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.

Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost. As the Fund invests primarily in micro-cap companies, other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.

Policy For Market Timing And Risks

Market timing is an investment strategy using frequent purchase, redemption, and/or exchanges in an attempt to profit from short-term market movements.  Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value.  Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain large cash positions or buy or sell portfolio securities it would not have bought or sold.  The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and taxable distributions to shareholders.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange, the time as of which the Fund determines its net asset value.  If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments.  In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.  Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which may reduce the Fund’s performance and dilute the interests of other shareholders.  Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading.  Similar risks may apply if the Fund holds other types of less liquid securities.

In order to protect the interest of long-term shareholders, the Board of Directors has adopted policies and procedures intended to discourage excessive short-term trading.   The Fund seeks to discourage and eliminate market-timing practices, by imposing a short-term trading fee of 2% on redemptions within 60 days of purchase.  This 2% fee will be waived for redemption due to hardship.  In addition to enforcing this redemption fee, the Fund reserves the right to reject or restrict purchases or exchanges for any reason.  The Fund may determine that an investor’s’ trading activity is excessive or otherwise potentially harmful based on various factors, including an investors’ or financial intermediary’s trading history in the Fund.  If the Fund identifies an investor as a potential excessive trader, it may, among other things require further trades to be submitted by mail rather that by phone, impose limitations on the amount, number or frequency of future purchases or exchanges, or temporarily or permanently bar the investor from investing in the Fund.  The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring procedures.

There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts.  For example, management does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances operational or technological constraints on its ability to enforce the Fund’s policies.  Even when management has sufficient information, its detection methods may not capture all excessive short-term trading.  In particular, many purchase, redemption and exchange orders may be placed from financial intermediaries that hold omnibus accounts with the Fund.  The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder in engaging in excessive short-term trading.  The Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of third party financial firms.

It is a violation of our policy for an officer, director, or employee of the Fund to knowingly facilitate a mutual fund purchase, redemption or exchange where, the shareholder executing the transaction is engaged in any activity, which violates the terms of the Fund’s Prospectus or Statement of Additional Information.

PURCHASING SHARES

How to Purchase Fund Shares

The Fund will process purchase orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net Asset value determined later that day, plus the applicable sales charge.  The Fund will process purchase orders that it receives after the close of trading at the net asset value determined at the close of regular trading on the next day that the New York Stock Exchange is open.

Read this Prospectus carefully.  Determine how much you want to invest, subject to the following minimums:

New accounts	$500
Subsequent investments	$ 50

Complete the share purchase application in this Prospectus, unless a Fund-sponsored IRA is purchasing the shares.  Purchase applications for use by Fund sponsored IRAs are available from the Fund or your authorized dealer.  If you have any questions concerning the purchase of shares or would like to receive an IRA purchase application, please contact the Fund at (262) 369-9180 or (800) 759-6598 for assistance.

All checks must be drawn on U.S. banks.  The Fund will not accept cash or third party checks.  U.S. Bank, N.A., the Fund's Custodian, will charge a $20 service fee against the account of any shareholder whose check is returned for insufficient funds.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

Send the application along with your check made out to Frontier MicroCap Fund to:

Frontier Funds, Inc.

c/o Mutual Shareholder Services

8000 Town Centre Drive, Ste 400

Broadview Heights, OH  44147

If you wish to open an account by wire, please call (800) 759-6598 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

FUNDS SHOULD BE WIRED TO:	U.S. Bank, N.A 425 Walnut Street Cincinnati, Ohio 45202 ABA 042000013
CREDIT: The Frontier Funds, Inc Account 130107148087	FURTHER CREDIT: The Frontier MicroCap Fund (Shareholder account name as registered and shareholder account number)

You should then promptly send a properly signed share purchase application to either of the mailing addresses listed above.  Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.

The Fund and U.S. Bank, N.A. are not responsible for the consequences of any delays resulting from the banking or Federal Reserve Wire system, or from incorrect or incomplete wiring instructions.

Other Information about Purchasing Fund Shares

The Fund may reject any share purchase applications for any reason.  The Fund will not accept purchase orders made by telephone, unless they are from an authorized dealer that has an agreement with the Fund.  The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

Traditional IRA

Roth IRA

Coverdell IRA

Investors can obtain further information about the automatic investment plan and the IRAs offered by the Fund by calling the Fund at (800) 759-6598.  The Fund may be an appropriate investment for retirement plans other than the IRAs offered by it (such as 401(k) plans).  However, the Fund does not currently sponsor any plans other than the IRAs listed above.  Any retirement plan other than a fund-sponsored IRA should use the purchase application included in this prospectus.  Please consult with a competent financial and tax advisor and contact the Fund regarding investment by retirement plans.

Anti-Money Laundering Program

The Fund’s Custodian, U.S. Bank, on behalf of the Fund, has established an Anti-Money Laundering Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

•

Full Name

•

Date of Birth

•

Social Security Number

•

Permanent Street Address (P.O. Box is not acceptable)

•

Corporate accounts require additional information

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact our Transfer Agent at 440-922-0066.

REDEEMING SHARES

The Fund will process redemption orders received prior to the close of regular trading on a day that the New York Stock Exchange (“NYSE”) is open at the net asset value determined later that day.  The Fund will process redemption orders that it receives after the close of trading at the net asset value determined at the close of regular trading on the next day that the NYSE is open.

How to Redeem Shares by Mail

 Prepare a letter of instructions containing:

•

Account number(s)

•

The amount of money or number of shares being redeemed

•

The names on the account

•

Daytime phone number

•

Additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.

Contact the Fund in advance at (800) 759-6598 or (262) 369-9180 if you have any questions.

Sign the letter of instructions exactly as the shares are registered.  All owners must sign joint ownership accounts.  Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

•

The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

•

The redemption proceeds are to be sent to an address other than the address of record, or the redemption is requested within 30 days following a change of address.

•

The redemption proceeds exceed $5,000

A notarized signature is not an acceptable substitute for a signature guarantee.  Fax the letter to Mutual Shareholder Services at 440-922-0110 or send the letter of instructions to:

Frontier Funds, Inc.

c/o Mutual Shareholder Services

8000 Town Centre Drive, Ste 400

Broadview Heights, OH  44147

Payment of Redemption Proceeds

The redemption price per share you receive is the next determined net asset value after the Fund receives your written request in proper form with required information.  The Fund (or its transfer agent) will mail your check in the amount of the redemption proceeds no later than the seventh day after the Fund receives the written request in proper form with all required information.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan option may be activated if you have a minimum of $10,000 in your Fund account.  This option allows you to redeem a specific dollar amount from your account on a regular basis.  You may vary the amount or frequency of the withdrawal payments or temporarily discontinue them.  For additional information or to request the appropriate form to establish a Systematic Withdrawal Plan, please contact the Fund at (800) 759-6598 or (262) 369-9180.

Other Redemption Considerations

When redeeming shares, Fund shareholders should consider the following:

•

The redemption may result in taxable gain.

•

Shareholders who redeem shares that are held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions by other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•

The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•

If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient  management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”). The market timing policy does not apply to the Fund’s systematic withdrawal plan.

In order to deter market timers and excessive trading, the Fund imposes a 2% redemption fee on the value of shares redeemed less than two months after the date of purchase. Any proceeds of the fee will be paid to the Fund. In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.  In calculating whether redemption of Fund shares is subject to the redemption fee, a shareholder's holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer or a bank.  While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

If inappropriate trading is detected in an account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

General

The Fund pays distributions to its shareholder from its net investment income and from any net capital gains that it has realized on the sale of securities.  These distributions will be declared annually by the Fund, on or before December 31. Your distributions will be automatically reinvested in additional shares of the Fund, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash.  There are no fees or sales charges on reinvestments.

Dividends from net investment income or net short-term gains will be taxable (for investors subject to income taxes) as ordinary income, whether paid in cash or in additional shares.  Whether paid in cash or additional shares, and regardless of the length of time Fund shares have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction for corporations. Also, if purchases of shares in a Fund are made shortly before a record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution (for investors subject to tax).

Distributions declared in October, November or December and made payable to shareholders of record in such a month are deemed to have been received by share-holders on December 31 of such year, so long as the distributions are actually paid before February 1 of the following year.  You will be notified each January as to the federal tax status of distributions paid by the Fund. Such distributions may also be subject to state and local taxes.

Taxes on Transactions

Redemptions of Fund shares are taxable events for federal income tax purposes.  Any loss incurred on a sale of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gains received with respect to such shares.  Starting as of January 1, 2001, sales of certain securities held for more than five years will be taxed at special lower rates.  You may also be subject to state and municipal taxes on such redemptions.

If the Fund has to sell a security because of the exercise of a call option, the Fund will realize a gain or loss from the sale of the underlying-security with the proceeds being increased by the amount of the option premium received.  By permitting its underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. Portfolio turnover also results in capital gains for income tax purposes.

The Fund will attempt to minimize portfolio turnover by entering into closing purchase transactions that it deems appropriate to achieve the Fund's objectives.  A high portfolio turnover rate can result in higher current realization of capital gains and a potentially larger current tax liability.

Dividends-Received Deduction for Corporations

Dividends from net investment income and short-term capital gains will generally qualify in part for the 70% dividends-received deduction for corporations. The Fund will send to shareholders a statement each year advising the amount of the dividend income that qualifies for such treatment.

Withholding

You must certify on your purchase application, or on a separate form supplied by us, that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding. We are otherwise required by federal law to withhold a percentage of reportable payments paid to you.

Because everyone's tax situation is unique, always consult your tax Professional about federal, state, and local tax consequences.

DISTRIBUTION ARRANGEMENTS

Distribution Of The Fund

Shares of the Fund are offered for sale through authorized investment dealers.  Freedom Investors Corp., the Adviser, is also the principal underwriter and national distributor (“Distributor”) for the Fund.  In addition to being a registered investment adviser, Freedom Investors Corp. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor selects brokers and other financial professionals to sell shares of the Fund and coordinates their marketing efforts.

The “offering price” of each share of the Fund includes a sales charge, as follows:

Sales Charge As a

Percentage of the

Offering

Net Amount

Price

Invested

4.5%

      4.7%

Neither dividend reinvestments nor redemptions are subject to the sales charge. The sales charge is paid by the Fund to the Distributor.  The Distributor may in turn pay (re-allow) all or part of the sales charge to the investment dealer that makes the sale.

Dealer Re-allowance

The sales charge reallowed to brokers or dealers that sell shares of the Fund is equal to 4.00% of the offering price (i.e., net asset value plus sales charge) per share.  Sales charges paid by the Fund totaled $0, $0 and $0 for its fiscal years ended September 30, 2006, 2005 and 2004, respectively.  Sales charges retained by the Distributor as underwriter's fees and dealer's selling commissions were, respectively, $0, $0 and $0 for fiscal 2006, 2005 and 2004, respectively.

Break Point Discounts

The Fund does not offer break point discounts for purchases of its shares.  Break Point and sales load information is available on our website at www.Frontier-Funds.com.  This information may also be obtained free of charge by calling 800-759-6598 and requesting this information.  Information will be sent within 3 business days to either an email address or mailing address.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding sales charges). The information for the year ended September 30, 2006 has been audited by Sanville & Company, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2006, which is available from the Fund upon request.  Information for the year ended September 30, 2005 was audited by Cohen Fund Audit Services, Ltd., formerly known as Cohen McCurdy, Ltd., (“Cohen”), and information for the periods indicated prior to September 30, 2004 was audited by McCurdy & Associates CPA’s, Inc., (“McCurdy”) whose audit practice was acquired by Cohen; both Cohen and McCurdy expressed unqualified opinions on the highlights audited by them, respectively. Further information concerning the Fund’s change of accountants appears in the Statement of Additional Information of the Fund, dated January 19, 2007, under “Service Agreements – Independent Auditors.”

(For a share outstanding throughout each period)

FOR THE YEARS ENDED

	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Net Asset Value -
Beginning of Period	$ 0.21	$ 0.22	$ 0.25	$ 0.65	$ 1.03
Net Investment Loss *	(0.06)	(0.04)	(0.03)	(0.39)	(0.49)
Net Gains or Losses on Securities
(realized and unrealized)	0.02	0.03	0.00	(0.01)	0.11

Total from Investment Operations	$ (0.04)	$ (0.01)	$ (0.03)	$ (0.40)	$ (0.38)

Net Asset Value -
End of Period	$ 0.17	$ 0.21	$ 0.22	$ 0.25	$ 0.65

Total Return **	(19.05)%	(4.55)%	(12.00)%	(61.54)%	(36.89)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$179	$269	$487	$164	$87

Before waivers
Ratio of Expenses to Average Net Assets	29.79%	17.67%	11.41%	113.21%	43.24%
Ratio of Net Income (Loss) to Average Net Assets	(29.47)%	(17.58)%	(11.31)%	(113.21)%	(43.24)%
After waivers
Ratio of Expenses to Average Net Assets	18.40%	15.00%	10.47%	102.44%	42.26%
Ratio of Net Income (Loss) to Average Net Assets	(18.08)%	(14.91)%	(10.37)%	(102.44)%	(42.26)%

Portfolio Turnover Rate	37.37%	3.81%	78.57%	25.39%	51.33%

*

Per share date is based on average shares for the period.

** Based on net asset value per share.  The Fund's sales charge is not reflected in total return on this table.

FRONTIER FUNDS INC.

APPLICATION

This form cannot be used to establish an IRA, Roth IRA or Coverdell IRA.

To obtain an IRA application, please call 800-759-6598 or 262-369-9180.

A.  REGISTRATION AND ADDRESS

□ Individual           □ Joint          □ Gift to Minor          □ Trust          □ Business or Organization

Owner or Custodian Name ______________________________________________________________

SS# or Tax Id # _________________

Date of Birth ________________

US Citizen:

□ Yes

  □ No

Joint Owner or Minor Name _____________________________________________________________

SS#

_______________________

Date of Birth _______________

US Citizen:

□ Yes

  □ No

Address _____________________________________________________________________________

City

________________________

State ______________________

Zip Code _________________

Country

 _______________________

Daytime Phone # ____________

Evening Phone # ___________

If the owner is a trust, state the date of the trust:

If the owner is a business indicate the type:     □ Corporation     □ Partnership     □ Other

B.  INVESTMENT INSTRUCTIONS

The minimum initial investment for each fund is $500. ($50 for subsequent investments.)

Please check applicable box(es):

□ Check is enclosed:  Amount ___________   Payable to Frontier Funds Inc.

□ Frontier MicroCap Fund

□ Transfer (Amount to be transferred) ______________________

□ Wire (Call 800-759-6598 for instructions), Amount and Date

_________________________________________________

C.  DISTRIBUTION OPTIONS

Capital gains and dividends will be reinvested in no option is selected.

□ Capital Gains & Dividends Reinvested.

□ Capital Gains & Dividends in Cash – Send check to address of record.

□ Send distributions to a third party or make automatic deposits to my bank account.  Complete the     information below and attach an unsigned voided check or savings account deposit slip if you shoes to have distributions automatically deposited.

Name of Bank or Third Party ______________________________________________________

Name on Bank Account __________________________________

Account # ______________

Address of Bank  _______________________________________________________________

D.  SYSTEMATIC INVESTMENT PLAN

I wish to make investments directly from my bank account.  Please attach a voided check or deposit slip.  I will notify my bank to ensure they accept preauthorized electronic drafts.

□ Checking

□ Savings

Bank Name ____________________________________________________________________

Address _______________________________________________________________________

Your Account Number ___________________________________

Invest Amount $ __________

Bank’s ABA Route Number _______________________________

Start Date _______________

Frequency:     □ Monthly     □ Quarterly     □ Semi-annually     □ Annually

E.  INVESTMENT REPRESENTATIVE (to be completed by your representative):

Rep Name _________________________

Name of Firm __________________________________

Address __________________________________________________________________________

City ______________________________

State ___________________

Zip Code ____________

Rep # ____________________________

Dealer # _________________

Branch ______________

Phone # __________________________

Authorized Signature _____________________________

F.  AUTHORIZING SIGNATURE AND CERTIFICATION

Under the penalty of perjury, I certify that:

1.

The social security number or taxpayer identification number shown on this form is my correct taxpayer identification number, and

2.

I am not subject to backup withholding either as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

The IRS does not require your consent to any provision of the document other than the certifications required to avoid back up withholding.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  Your identity will be checked.

Signature of Owner/Custodian _____________________________________________________________

Signature of Co-owner _______________________________________

 Date ______________________

Print name and title of the signing officer for a business application: _______________________________

          Mail Application to:

Frontier Funds, Inc.

c/o Mutual Shareholders Services

8000 Town Centre Drive, Ste 400

Broadview Heights, OH  44147

FOR MORE INFORMATION

The following documents contain more information about the Fund and are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's Annual and Semi-annual Reports to Shareholders.  These Reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated into this Prospectus by reference.

The SAI and the Annual and Semi-annual Reports may be obtained by contacting:

Frontier Funds, Inc.

Or on our website at http://www.Frontier-Funds.com/.

130 East Capitol Drive

Hartland, Wisconsin 53029-2136

(800) 759-6598 or (262) 369-9180

Requested information will be sent within three-business day via first class mail.  Prospective investors and shareholders who have questions about the Fund may call or write to the Fund at the above telephone number or address.

You may review and copy information about the Fund (including the Fund's SAI and Reports to Shareholders at the Public Reference Room of the Securities and Exchange Commission.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.  Text only copies are available: For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-6009 or a free report is available on the Edgar database at the Commission’s Internet website at http://www.sec.gov

Investment Company Act File No. 811-6449

STATEMENT OF ADDITIONAL INFORMATION

THE FRONTIER MICROCAP FUND	A series of Frontier Funds, Inc. 130 East Capitol Drive Hartland, Wisconsin 53029-2136 (262) 369-9180

January 19, 2007

This Statement of Additional Information is not a Prospectus, but expands upon and supplements the information contained in the Prospectus of the Frontier MicroCap Fund (“Fund”), a series of Frontier Funds, Inc. (“Frontier”), dated January 19, 2007.  The Statement of Additional Information should be read in conjunction with the Fund's Prospectus.  The Fund's Prospectus and Annual Report to Shareholders may be obtained free of charge by writing to the Fund at Post Office Box 48, Hartland, Wisconsin 53029-0048, or by telephoning the Fund toll free at (800) 759-6598 or in the Milwaukee area (262) 369-9180.  Certain information from the Fund's Annual Report to Shareholders is incorporated by reference into this Statement.

TABLE OF CONTENTS

Fund Classification and History

2

Investment Objective and Secondary Policies

2

Investment Restrictions

6

Investment Adviser

7

Portfolio Manager

8

Portfolio Transactions

9

Service Agreements

9

Performance Measures

11

Purchase, Redemption and Determination of Net Asset Value

12

Management of Frontier and the Fund

13

Dividends, Distributions and Their Taxation

15

General Information

16

Additional Information

17

INCORPORATION BY REFERENCE

The following audited financial statements of the Fund are incorporated herein by reference to the Fund's 2006 Annual Report to Shareholders, as filed with the Securities and Exchange Commission on December 7, 2006.

Report of Independent Accountants

Schedule of Investments as of September 30, 2006

Statement of Assets and Liabilities as of September 30, 2006

Statement of Operations for the year ended September 30, 2006

Statements of Changes in Net Assets for the years ended September 30, 2005 and 2006

Financial Highlights for the years ended September 30, 2006, 2005, 2004, 2003 and 2002

Notes to Financial Statements

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus of the Fund, dated January 19, 2007, and, if given or made, such information or representations may not be relied upon as having been authorized by Frontier or by the Fund.

FUND CLASSIFICATION AND HISTORY

The Frontier MicroCap Fund (“Fund”) is a separate series of Frontier Funds, Inc. (“Frontier”), an open-end, diversified investment management company registered under the Investment Company Act of 1940 (“1940 Act”).  Frontier was incorporated under the laws of Maryland on October 24, 1991.  From inception through 2004, the Fund was known as the Frontier Equity Fund.  This Statement of Additional Information pertains to the Fund only.

INVESTMENT OBJECTIVE AND SECONDARY STRATEGIES

The Fund’s investment objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of companies whose equity market value at the time of purchase is less than $400 million. From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not currently intend to invest in any security that, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

In addition to the common stocks referred to above and in the Prospectus, the Fund may invest in one or more of the following types of securities, which are not considered to be principal investment strategies.  Such investments, together with associated risks, include the following:

Fixed Income Securities

The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates.  When interest rates decline, the value of fixed income securities tends to rise.  When interest rates rise, the value of fixed income securities tends to decline.  The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.  In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest.  The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.  Fixed income securities may be subject to both call (prepayment) risk and extension risk.  Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled.  Early principal payments tend to be made during periods of declining interest rates.  This forces the Fund to reinvest the unanticipated cash flow in lower yielding securities.  Extension risk is the risk that an issuer will exercise its right to pay principal later than scheduled.  This typically happens during periods of rising interest rates and prevents the affected Fund from reinvesting in higher yielding securities.  Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security.  Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

Money Market Instruments.

The Fund may invest in money market instruments, including obligations issued or guaranteed by the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

High Yield Securities

The Fund will not invest directly more than 5% of its total assets in high yield, high-risk, lower-rated securities, commonly known as “junk bonds.”  Junk bonds are securities rated below the top four bond rating categories of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or another nationally recognized statistical rating organization or, if unrated, determined by the investment adviser to be of comparable credit quality.  The foregoing percentage limitation is not considered fundamental and may be changed by the Fund without shareholder approval.

The high yield, high-risk market is at times subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in the Fund's portfolio and their markets, as well as on the ability of securities, issuers to repay principal and interest.  Issuers of high yield, high-risk securities may be of low credit-worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high-risk bond defaults may be experienced.

The prices of high yield, high-risk securities may be more or less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield, high risk security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high-risk securities and the Fund's net asset value.  Yields on high yield, high-risk securities will fluctuate over time.  Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash  The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund to accurately value high yield, high-risk securities or dispose of them.  To the extent the Fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Restricted and Illiquid Securities

The Fund may invest in illiquid securities, including certain restricted and private placement securities. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933 (“1933 Act”), and commercial paper offered under Section 4(2) of the 1933 Act are not subject to the Fund's 15% limit on illiquid investments, if they are determined to be liquid.

Determination of the portfolio valuation of restricted and illiquid securities is more likely to require the “good faith” determination of the Fund in the absence of the readily-available quotations available with respect to more heavily-traded securities   Accordingly, the Fund has adopted a pricing policy to govern such valuations when necessary; the policy is set forth on the Fund’s Web Site at www.Frontier-Funds.com under the caption “Pricing Policy.”

Portfolio Securities Loans

The Fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.  The Fund may pay fees in connection with securities loans.  Freedom Investors Corp. (“Adviser”) will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers.  Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

Repurchase Agreements

The Fund may invest in securities subject to repurchase agreements.  A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership.  The result is a fixed rate of return insulated from market fluctuations during such period.  Under the 1940 Act, repurchase agreements are considered loans by the Fund.  The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings.  Finally, it is possible that the Fund may not be able to perfect its interest in the underlying securities.  While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Borrowing, Reverse Repurchase Agreements and Leverage

The Fund may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes.  Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage.  Leverage magnifies the sensitivity of the Fund's net asset value to changes in the market prices of the Fund's portfolio securities.  However, the Fund will borrow solely for temporary or emergency (and not for leverage) purposes.  The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Fund's total assets.  Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days)

 sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise.  Such sale must occur even if disadvantageous from an investment point of view.  Leveraging aggregates the effect of any change in the value of portfolio securities on the underlying net asset value.  In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

Foreign Securities

The Fund may invest a portion of its assets in securities of foreign issuers.  These investments may be in the form of American Depositary Receipts (“ADRs”) or similar securities representing interests in an underlying foreign security.  ADRs are not necessarily denominated in the same currency as the underlying foreign securities.  If the issuer of the underlying foreign security does not sponsor an ADR, the institution issuing the ADR may have reduced access to information about the issuer.

Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.  These risks include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse governmental actions.  Foreign MicroCap markets may be less liquid than United States markets and may be subject to delays in the settlement of portfolio transactions.  Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States.  The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile.  In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign rates.

Exchange Rates.  Since the Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund.  The forces of supply and demand in foreign exchange markets determine the rate of exchange between the U.S. dollar and other currencies.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.  The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward or swaps contracts.  Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the Fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

Exchange Controls.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  It is expected that the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment.  However, there is no assurance that currency controls will not be imposed after the time of investment.

Limitations of Foreign Markets.  There is often less information publicly-available about a foreign issuer than about a U.S. issuer.  Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.  A delay in settlement could hinder the ability of the Fund to take advantage of changing market conditions, with a possible adverse effect on net asset value.  There may also be difficulties in enforcing legal rights outside the United States.

Foreign Laws, Regulations and Economies.  There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Tax Considerations.  Income (possibly including, in some cases, capital gains) received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by the Fund will reduce the net income of the Fund available for distribution.  Special tax considerations apply to foreign securities.

Foreign Currency Transactions.  The Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Under such an arrangement, the Fund could, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund could enter into similar forward currency transactions in connection with the sale of foreign securities.  The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days).  These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers.  A forward contract usually has no deposit requirement and no commissions are charged for trades.  While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

Options Transactions.

The Fund may write (sell) covered call options.  A covered call option on a security is an agreement to sell a particular security in the Fund’s portfolio if the option is exercised at a specified price, or before a set date.  The Fund may also sell exchange listed stock index call options to hedge against risks of market wide price movements.  Options are sold (written) on securities and market indices.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to the expiration of the option by making an offsetting purchase of an identical option.  Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).  When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying security or to deposit liquid high quality debt obligations in a separate account with the custodian.  When a Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls.  Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.  When the Fund writes a covered call option, it will receive a premium, but will assume the risk of loss should the price of the underlying security fall below the exercise price.

A call option gives the purchaser of the option the right to buy, and the writer of the option has the obligation to sell, the underlying securities at the exercise price during the option period.  The Fund, as the writer of the option, receives a premium from the purchaser of the call option.  During the time the Fund is obligated under the option, the Fund may be assigned an exercise notice by the broker-dealer through whom the call was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.  The obligation is terminated only upon expiration of the option or at such earlier time as the Fund purchases the option back (closing purchase transaction). Once the Fund has been assigned an exercise notice, it will be unable to enter into a closing purchase transaction. So long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

To secure this obligation to deliver the underlying security, the Fund is required to deposit in escrow the underlying securities or other assets in accordance with the rules of the clearing corporation and the exchange on which the call option is traded.  To fulfill this obligation at the time an option is written, the Fund, in compliance with its custodian agreement, directs the custodian of its investment securities, or a securities depository acting for the custodian, to act as the Fund’s escrow agent by issuing an escrow receipt to the clearing corporation respecting the option’s underlying securities.  The clearing corporation will release the securities from this escrow either upon the exercise of the option, the expiration of the option without being exercised or when the Fund enters into a closing purchase transaction. Until such Fund cannot sell the underlying securities.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

Stock Index Options. The Fund may sell exchange listed stock index call options to hedge against risks of market wide price movements.  The need to hedge against such risks will depend on the extent of diversification of the Fund’s common stock and the sensitivity of its stock investments to factors influencing the stock market as a whole.  A stock index fluctuates with changes in the market values of the securities included in the index.  Options on securities indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a stock index gives the holders the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed “index multiplier.” To cover the potential obligations involved in writing stock index options, the Fund will either: (a) hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily.  The Fund will only write stock index options when in its opinion the underlying stocks will correlate with the index. The Fund’s ability to hedge effectively all or a portion of its securities through transactions in stock index options depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant index. Inasmuch as such securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the underlying securities being hedged will not move in the same amount as the stock index.

INVESTMENT RESTRICTIONS

FUNDAMENTAL. The investment limitations described below have been adopted by the Fund with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Investment practices, which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment Funds).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification.  The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a Fund, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL.  The following limitations have been adopted by the Fund with respect to the Fund and are Non-Fundamental (see “Investment Limitations -Fundamental” above).

1.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing. The Fund will not engage in borrowing.

3.

Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.

Short Sales. The Fund will not effect short sales of securities.

5.

Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this Statement of Additional Information.

6.

Illiquid Investments. The Fund will not invest more than 15% of its total assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.

Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

8.

50% Investment Policy. Under normal circumstances, as much as 50% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be hedged using covered call options.  The Fund will not change this policy unless the Fund’s shareholders are provided with at least 60 days prior written notice.  The notice will be provided in a separate written document, containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the Fund’s shareholders.

THE INVESTMENT ADVISER

As set forth in the Prospectus under the caption “Investment Adviser,” the investment adviser to the Fund is Freedom Investors Corp. (“Adviser”).  Pursuant to an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser furnishes continuous investment advisory and portfolio management services to the Fund.  The Adviser is controlled by Joel R. Blumenschein and Amy L. Siesennop, each of whom owns 47.5% of the outstanding capital stock of

 Freedom Securities, Inc., a holding company which owns 100% of the outstanding capital stock of the Adviser.  Ms. Siesennop is also President, Treasurer and a director of Frontier and the Fund, and Mr. Blumenschein is a Vice President of the Fund.

Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel required in connection with the Adviser’s agreement to provide continuous investment advisory and portfolio management services to the Fund.  As compensation for the foregoing services, commencing with the fiscal year ending September 30, 2007, the Adviser is entitled to receive a monthly fee of 1/12 of 1.50% (1.50% per annum) of the daily net assets of the Fund. Through fiscal 2006, the management fee will remain at 1.0% per annum. The Adviser has voluntarily waived payment of its advisory fee since the inception of the Fund through its fiscal year ended September 30, 2006.  This waiver can be revoked at any time, and, as of the date of this Statement of Additional Information, the Adviser has not determined if it will continue this arrangement for the Fund's current fiscal year ending September 30, 2007. However, the Adviser’s obligation to pay or reimburse any operating expenses in excess of  18.4% of the Fund’s average net assets, as described below, may be met, in part or fully, through continuing fee waivers by the Adviser.

A discussion of the basis for the approval, on October 11, 2006, of the Investment Advisory Agreement for the year ending November 15, 2007, by the Board of Directors of the Fund, appears in the Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 2006.

The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the 1933 Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.  The Fund will also pay the fees of directors who are not affiliated with the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or Directors having custody of Fund assets, expenses of calculating the net asset value of Fund shares and repurchasing and redeeming such shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The Adviser has agreed to waive its fee and/or reimburse the Fund in the amount, if any, by which the Fund’s total operating expenses for the fiscal year, commencing with the Fund’s first fiscal year ending after September 30, 2004, exceed 18.4% of the average net assets of the Fund.  These expenses must be (1) reasonable and legitimate and (2) the responsibility of the Fund, not of the Adviser or any other party. Any such expense payments on behalf of the Fund are reimbursable to the Adviser by the Fund. To date, the Adviser has elected not to accrue or seek reimbursement from the Fund for any operating expenses.

The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually by (1) the directors of the Fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  When approving the Advisory Agreement, the Directors, including the Disinterested Directors, will consider a number of factors, including: (a) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Adviser; (b) the rate of the investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; (c) the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its affiliates; (d) the Adviser's costs in providing the services; (e) economies of scale as they relate to the Adviser; (f) possible alternatives to the investment advisory arrangement with the Adviser; (g) the operating expenses of the Fund; and (h) the policies and practices of the Adviser with respect to portfolio transactions for the Fund.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.  The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

PORTFOLIO MANAGER

Joel R. Blumenschein, the President, Treasurer and a director of the Adviser, is responsible for the day-to-day management of the Fund's investment portfolio.  Mr. Blumenschein does not advise any other registered investment companies, pooled investment vehicles or other accounts.  Additional information concerning the portfolio manager appears in the Prospectus under the caption “Management and Organization.”  Mr. Blumenschein does not receive compensation from the Adviser for his services.  He receives an annual salary from the parent company of the Adviser; this is not based on the performance of the Fund.

 Mr. Blumenschein owns shares of SLS International, Inc., Mitek Systems, Inc. and Action Products, Inc., each with a value range from $1 - $10,000.  The Fund owns 1,500 Shares of Action Products as of September 30, 2006, having sold 3,500 shares of Mitek Systems and 3,500 shares of Action Products during the fiscal year ended September 30, 2006.

PORTFOLIO TRANSACTIONS

Under the supervision of the Fund's Board of Directors, Freedom Investors Corp., the Adviser, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions.  In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.  The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with existing circumstances.  The Fund does not intend to solicit competitive bids on each transaction. Portfolio turnover will be no more than is necessary to meet the Fund's investment objectives.  Under normal circumstances, it is anticipated that the Fund's portfolio turnover will not exceed 75% - 85%).

The Fund believes it is in its best interest to establish and maintain stable and continuing relationships with  financially-strong and technically-qualified broker-dealers who will provide quality executions at competitive rates.  However, while reserving the right to place a trade with any broker-dealer that will provide the best execution price possible, the Fund currently places trades through only one broker-dealer, Freedom Investors Corp., the Adviser and an affiliate of the Fund.  For the three years ended September 30, 2006, the aggregate brokerage commissions paid by the Fund were $14,372.  The total commissions paid by the Fund for the fiscal years ended September 30, 2006, 2005 and 2004, respectively, were 1,036, $2,121, and $11,215, respectively.  Freedom Investors Corp. earned $36 for the fiscal year ended 2006; the balance of commissions paid were received by unaffiliated broker-dealers.  During fiscal 2006, all trades were placed through Freedom Investors Corp.  The average per-transaction commission paid by the Fund was less than one cent per share for the fiscal year ended September 30, 2006. In past years, the Fund also placed trades through EZ Stocks, Inc., which is also an affiliate of the Fund.  Southwest Securities (“SWS”) is the clearing broker-dealer for both Freedom Investors and EZ Stocks, clearing all trades generated by either firm.  SWS is not an affiliate of the Fund , the Adviser or EZ Stocks, Inc.

The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended September 30, 2006 was $1,036; 4.0% of such amount was paid to Freedom Investors.  The aggregate dollar amount of transactions involving the payment of commissions during the fiscal year ended September 30, 2006, was $273,654, 100% of such amount involved transactions effected through Freedom Investors Corp.

Broker-dealers meeting the above-referenced qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund.  The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services.  However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

Research services furnished by broker-dealers may be useful to the Adviser in serving other clients, as well as the Fund.  Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of portfolio brokerage on behalf of other clients.

SERVICE AGREEMENTS

Principal Underwriter

As described in the Prospectus under the caption “Distribution Arrangements” the Adviser, Freedom Investors Corp., is also the also the Fund's principal underwriter and national distributor (“Distributor”).  Pursuant to an agreement with the Fund (“Distribution Agreement”), the Distributor, as agent, offers the Fund's shares for sale on a continuous basis.  The Distributor has agreed to use its “best efforts” to sell Fund shares but is not obligated to sell any specified number or amount of shares.  The Distribution Agreement will continue in effect from year to year as long as its renewal is approved at least annually in the same manner as the Advisory Agreement discussed above under the caption “Investment Adviser.”

Dealer Reallowances

As compensation for its services rendered and related expenses borne pursuant to the Distribution Agreement, the Distributor receives the sales charges imposed on shares of the Fund and in turn pays (reallows) a portion of such charges to brokers or dealers that have sold the shares (including the Distributor functioning as a dealer).  The sales charge reallowed to brokers or dealers that sell shares of the Fund is equal to 4.00% of the offering price (ie., net asset value plus sales charge) per share.  Sales charges paid by the Fund totaled $0, $0 and $0 for its fiscal years ended September 30, 2006, 2005 and 2004, respectively.  Sales charges retained by the Distributor as underwriter's fees and dealer's selling commissions were, respectively, $0 and $0, for fiscal years ended September 2006, 2005, and 2004, respectively.  The remaining sales charges for such years were paid to brokers and dealers not affiliated with the Fund or the Distributor.

Accounting Services; Transfer Agent and Dividend Disbursing Agent

Under an accounting services agreement with the Fund (“Accounting Services Agreement”), Mutual Shareholder Services, LLC. (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, provides administrative, record keeping and other services necessary for the operation of the Fund, including, among other things, (1) preparation of shareholder reports and communications and (2) preparation of certain reports and other filings with the Securities and Exchange Commission and with state securities administrators.  Services rendered by MSS do not include investment advisory or portfolio management services

MSS also serves as the Fund's transfer agent and dividend disbursing agent (“Transfer Agent”) and performs other shareholder services, pursuant to an agreement with the Fund (“Transfer Agent Agreement”).

Payments and Terms Under the Administrative Agreements

The Accounting Services Agreement and the Transfer Agent Agreement are sometimes collectively referred to herein as the “Administrative Agreements.”  For the fiscal years ended September 30, 2006, 2005 and 2004, the amounts of $11,691, $12,120, and $12,102 were paid, respectively, to the Transfer Agent, pursuant to the current Administrative Agreements, with $5,395 being waived for the year ended September 30, 2006.  The current Transfer Agent, MSS, is compensated at the combined rate of $1,010 per month for its services rendered pursuant to both of the Administrative Agreements.  In addition, MSS is reimbursed by the Fund for reasonable out-of-pocket expenses, as were the Fund’s former administrator and transfer agent.

The Administrative Agreements will each remain in effect for three (3) years commencing November 15, 2004, unless earlier terminated by either party upon 90 days' written notice to the other.  The Administrative Agreements provide, respectively, that MSS shall not be liable to the Fund or its shareholders for any conduct other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Custodian

The Fund's assets are held for safekeeping by an independent custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio (“Custodian”).  This means the bank, rather than the Fund, has possession of the Fund's cash and securities.  The Custodian is not responsible for the Fund's investment management or administration.  But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price.  The Custodian also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses.

Independent Auditors

The Fund's financial statements are audited annually by independent auditors approved by the Board of Directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification.  Sanville & Company, 1514 Old York Road, Abington, PA  19001, were the Fund’s independent auditors for the fiscal year ended September 30, 2006.

Change in Fund’s Certifying Accountant

On July 12, 2006, the Audit Committees of the Fund, a series of Frontier Funds, Inc. (“Registrant”), and the Registrant, together with the Boards of Directors of the Fund and the Registrant, approved the appointment of Sanville & Company (“Sanville”) as the Fund’s and the Registrant’s independent registered accounting firm for the fiscal year ending September 30, 2006, effective upon completion of Sanville’s customary client acceptance procedures and execution of an engagement letter.

Also, on July 12, 2006, Cohen Fund Audit Services, Ltd., formerly known as Cohen McCurdy, Ltd., (“Cohen”), resigned as the Fund’s and the Registrant’s independent registered accounting firm, which resignation was accepted by the Audit Committees and Boards of Directors of the Fund and the Registrant. The Fund, the Registrant and Cohen concur that such action by Cohen constitutes notification by Cohen that they decline to stand for reelection within the meaning of Item 4.01 of Form 8-K.

The reports of Cohen for the fiscal years ended September 30, 2004 and September 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2004 and September 30, 2005 and the subsequent interim period through July 12, 2006, (i) there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Fund or the Registrant for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended. Cohen has been provided with a copy of the foregoing disclosures, pursuant to Item 304 of Regulation S-K, and has advised the Securities and Exchange Commission that they agree with such disclosures. See the report of the Fund on Form N-SAR, filed November 29, 2006 (available from the Fund upon request), for additional information concerning the change in the Fund’s certifying accountant.

PERFORMANCE MEASURES

The Fund may advertise “average annual total return” over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.  Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).  When considering “average” total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons

In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds.  The Fund may compare its performance to that of the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Russell 2000 Index, a small company stock index, or the

Consumer Price Index.  Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance comparisons should not be considered as representative of the future performance of any Fund.

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, United Mutual Fund Selector, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

Total Return

The Fund's average annual total return figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period).  All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis and will (1) assume that all dividends and distributions are reinvested and (2) reflect the maximum applicable sales charge.

The table below shows the average total return for the Fund for the specified periods.

Period

Average Total Return

One Year – October 1, 2005 through September 30, 2006

-19.05%

Five Years – October 1, 2001 through September 30, 2006

-30.24%

Ten Years – October 1, 1996 through September 30, 2006

-30.64%

PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE

Detailed information concerning the purchase and redemption of Fund shares is included in the Prospectus.

The Fund reserves the right to:

•

Waive or change the minimum investment requirements and/or sales charge with respect to any person or class of persons.

•

Begin a telephone/telegraph redemption service at any time.

•

Begin charging a fee for any telephone/telegraph redemption service and to cancel or change any such service upon at least 15 days' written notice to shareholders.

•

Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

•

Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

Purchase of Shares

The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.  The Fund cannot process transaction requests that are not complete and in good order.  Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is received by the Fund.  Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year.  This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.  A transcript of all activity in your account during the previous year will be furnished each January.

Normally, the shares that an investor purchases are held by the Fund in an open account, thereby relieving the investor of the responsibility of providing for the safekeeping of a negotiable share certificate.  Should an investor want a certificate, one will be issued on request for all or a portion of the whole shares in the account.  There is no charge for the first certificate issued.  A charge of $5.00 will be made for any replacement certificates issued.  In order to protect the interests of the other Fund shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received in full by its custodian, U.S. Bank, N.A.

If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation.  To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person acceptable to the Fund has indemnified the Fund in writing against losses resulting from the failure of investors to make payment.

Redemption of Shares

The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve Wire systems.  The Fund cannot process transaction requests that are not complete and in good order.  In addition to other conditions under which signature guarantees are required (as described in the Prospectus under the caption “Redeeming Shares”), the Fund must receive an endorsed share certificate with a signature guarantee where a certificate has been issued.

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (x) disposal by the Fund of securities owned by it is not reasonably practicable or (y) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the caption “Pricing and Distribution of the Fund - Calculation of Net Asset Value” or in this section, and such valuation will be made as of the same time the redemption price is determined.

Net Asset Value

The Fund's net asset value (“NAV”) per share is determined by subtracting from the value of the Fund's total assets the amount of the Fund's liabilities and dividing the remainder by the number of outstanding Fund shares.  Each security owned by the Fund is valued as described in the Prospectus under the caption “Pricing and Distribution of the Fund - Calculation of Net Asset Value” or in this section.

The Fund computes the NAV of its shares once daily on days when the Fund is open for business (generally the same days that the New York Stock Exchange is open for trading).  The holidays on which the New York Stock Exchange is scheduled to be closed currently are: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the foregoing holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday.  However, the New York Stock Exchange will not close for trading on the Friday preceding or the Monday following a holiday if unusual business conditions exist on the Friday or Monday scheduled for closing (such as the end of a monthly, quarterly or yearly accounting period).  If the New York Stock Exchange closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.  Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Fund's net asset value.  If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors of the Fund. In addition, short-term investments are carried at amortized cost, which approximates market value.  Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

MANAGEMENT OF FRONTIER AND THE FUND

Directors and Officers

The Board of Directors of Frontier supervises the business activities of the Fund.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian.

The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors.  Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a “family of funds” or a “fund complex”, and the only fund overseen by the Board is the Fund.  The address of each Director and Officer is c/o Frontier Funds, Inc., 130 East Capitol Drive, Hartland, Wisconsin 53029-2136. The following table provides information regarding each Director who is not an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Kenneth W. Coshun (Age 74)	Director	Retired (since 1997);	None
Michael A. Bernatz (Age 48)	Director	Chief Financial Officers for: Milwaukee County Museum (since 2005) Lauber & Company (since 2004). European Touch Holdings Inc (2002 – 2004)	None
Thomas A. Siesennop * (Age 39)	Director	Decision Support Analysis at WEA Trust (since 1995) MBA (since 2004)	None

* Brother-in-law of Amy Siesennop, considered independent as defined in the 1940 Act.

The following table provides information regarding each Director who is an “interested person” of Frontier and the Fund, as defined in the 1940 Act, and each officer of Frontier and the Fund.

Position(s) Held

Name (and

with the Fund

Principal Occupations

            Other Directorships

Age)

(and Time Served)

During Past 5 Years

Held by Director

Amy L.

President and Treasurer

President and Treasurer

None

Siesennop *

(since 2003)

(since 2003)

(Age 47)

and Director

of Frontier;

(since 1999)

Principal of the Adviser

Compliance and

Freedom Investors Corp

Anti-money Laundering

(since 1997)

Officer (since 2004)

Joel R.

Vice President &

Manager of EZ Stocks Inc.

None

Blumenschein *

Secretary

President of the Adviser,

(Age 43)

(since 2003)

Freedom Investors Corp

(since 2002)

*  “Interested person,” as defined in the 1940 Act, of Frontier and the Fund because of his or her affiliation with the Adviser, Freedom Investors Corp.

Board members may purchase shares of the Fund without paying a sales load.  The following table provides information regarding shares of the Fund owned by each Director or Officer as of September 30, 2006:

Dollar Range

Director

of Fund Shares

Amy L. Siesennop

$1 - $10,000

Kenneth W. Coshun

$1 - $10,000

Joel R. Blumenschein

$1 - $10,000

Compensation

Frontier pays each Disinterested Director an annual fee of $1,000 and $500 for each meeting of the Board of Directors attended by the director, and reimburses directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.  Directors and officers of Frontier who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from Frontier.  Frontier does not maintain any pension or other retirement plan for its directors, officers or employees.

The following table shows the amounts paid by Frontier Funds, Inc. to Disinterested Directors for the fiscal year ended September 30, 2006:

Aggregate Compensation

From Frontier and the Fund For the Year Ended

Director

September 30, 2006

Kenneth W. Coshun

$2,250

Michael A. Bernatz

$2,250

Thomas A Siesennop

$2,250

Audit Committee

The audit committee of the Board of Directors of Frontier and the Fund consists of Kenneth W. Coshun , Michael A. Bernatz, and Thomas A. Siesennop, all of the Directors who are not “interested persons” of Frontier or the Fund (“Disinterested Directors”).  The audit committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held four meetings during the fiscal year ended September 30, 2006, all of which were attended by all of the member directors.

Codes of Ethics

The Fund and the Adviser have each adopted a Code of Ethics.  Each Code of ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund.  Each Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting

The Fund has adopted a Proxy Voting Policy that sets forth its proxy voting policies and related procedures.  When the Fund votes proxies relating to securities that it own, the Fund votes according to our policies, which the Fund believes is in the best interest of its shareholders.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-759-6598 or on our website,.  The policies and procedures will be sent out within three days of your request.

The Fund’s voted proxies, relating to the portfolio securities, during the most recent 12-month period ended June 30, 2006, are available through our transfer agent at www.mutualss.com under Fund information for the Frontier MicroCap Fund.  This information is also available on the Commission’s website at http://www.sec.gov.

Ownership of Management and Principal Shareholders

The officers and directors of Frontier as a group (5 persons) own less than 3% of the shares of the Fund.  As of September 30, 2006, the following shareholders held of record 5% or more of the Fund shares then outstanding:  Alberto and Pilar Generoso, 31224 Lily Street, Union City, CA  94587 (18.62%), Pasquale and Barbara Aiello, 558 Gillette Avenue, Bayport, NY 11705 (11.37%), Joseph McKeown, 39810 N Long Drive, Antioch, IL  60002 (5.90%), and Henry Mock,  PO Box 360234, Milpitas, CA  95036 (5.30%)

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

Election to be Taxed as a Regulated Investment Company.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year.  The directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders.  In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that the redeeming shareholder purchases other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after such redemption.  Any loss disallowed under these rules will be added to the tax basis in the new shares purchased.

U.S. Government Obligations.  Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements.  Investments in GNMA/FNMA securities, bankers, acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide its shareholders with the percentage of any dividends paid that may qualify for tax-free treatment on their personal income tax returns.  Investors should consult with their own tax advisors to determine the application of state and local laws to these distributions.  Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

Dividends-Received Deduction for Corporations.  Corporate shareholders should note that a percentage of the dividends paid by the Fund for its most recent calendar year qualified for the dividends-received deduction.  In some circumstances, corporate shareholders will be permitted to deduct these qualified dividends, thereby reducing the tax that they would otherwise be required to pay on these dividends.

The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment.  Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt-financed.

The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date of the corporate stock.  Similarly, if Fund shares are debt-financed or held for less than this same 46-day period, then the dividends-received deduction may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in a shareholder's alternative minimum taxable income calculation.

Conversion Transactions.  Gains realized by the Fund from transactions that are considered to be “conversion transactions” under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the “applicable imputed income amount.”  A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

(1)

there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

(2)

the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

(3)

the transaction is one of those specified in U.S. Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120% of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

Stripped Preferred Stock.  Occasionally, the Fund may purchase “stripped preferred stock” that is subject to special tax treatment.  Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable.  The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer and must be limited and preferred as to dividends.  The difference between the redemption price and purchase price of such stock is taken into Fund income over the term of the instrument as if it were original issue discount.  The amount that must be included in income for each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

Defaulted Obligations.  The Fund may be required to accrue income on defaulted obligations and to distribute such income even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

GENERAL INFORMATION

The Fund is a separate series of common stock of Frontier.  Frontier was incorporated under the laws of the State of Maryland on October 24, 1991 and has an authorized capitalization of 200,000,000 shares of $0.01 par value common stock.  Frontier's Board of Directors is empowered to divide the authorized shares into one or more series and to fix the number of shares in each such series.  80,000,000 shares have been allocated to the Fund.

On certain matters, such as the election of directors, the shares of all series vote together.  On other matters affecting a particular series, such as its fundamental policies, only shares of the affected series are entitled to vote.  Except for the election of directors (which requires a plurality), a majority of the shares entitled to vote is required for the approval of any matter submitted to a vote of shareholders.  A “majority” (as defined in the 1940 Act) is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.  Shares of all series, when issued and outstanding, have equal voting, dividend, distribution and redemption rights.  All shares of Frontier have noncumulative voting rights.  This means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so; in that event, the holders of the remaining shares will not be able to elect any directors.  All shares when issued are fully paid and non-assessable, and no shares have pre-emptive or conversion rights.  Frontier may create other series of stock but will not issue any senior securities.

The Maryland General Corporation Law permits registered investment companies, such as Frontier, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  Frontier will hold annual stockholder meetings only in the years in which directors are required to be elected.  Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law (such as changing fundamental policies) or upon the written request of at least 25% of the shares outstanding.  The Frontier Board of Directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested in writing to do so by the record holders of not less than 10% of all outstanding Frontier shares, and stockholders will receive communication assistance in connection with calling such a meeting, as required by Section 16(c) of the 1940 Act.

ADDITIONAL INFORMATION

Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract, agreement or other document referred to are not necessarily complete.  With respect to each such contract, agreement or other document filed as an exhibit to the Fund's registration statement, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures relating to disclosure of the Fund’s current portfolio securities holdings.  The policies and procedures are primarily implemented through related policies and procedures of the Fund, including the Fund’s policies and procedures addressing market timing, the Fund’s code of ethics, and Adviser’s insider trading policies and procedures.  Taken together, these policies and procedures seek to assure that information about the Fund’s current portfolio securities holdings is not misused, while allowing disclosure of such information when appropriate to the Fund’s operations or reasonable expectations that disclosure of current portfolio holdings information will not compromise the integrity or performance of the Fund. Under these policies and procedures relating to the disclosure of the Fund’s current portfolio securities, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s form N-Q will be available on the SEC’s Website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund’s policy to only provide information included in required filings is in the best interest of Fund shareholders, and will help  prevent conflicts of interest between shareholders and the Fund’s Adviser, or other affiliated persons of the Fund.  The Board will review this policy on a yearly basis, and approve all filings with the SEC for oversight of the disclosure of the Fund’s portfolio securities.

The following will apply to the disclosure of portfolio holdings:

•

Individuals who request the portfolio holding may use the information for their use only.  Reporting agencies may publish the information exactly as provided from our required filing.

•

The information will be updated on a quarterly basis, with approximately 30-60 day lag.

•

No compensation will be received by any party in connection with the disclosure of information about portfolio holding.

•

The officers of the Fund or Investment Adviser and employees of shareholder services may disclose the holdings.  Shareholder services may provide the information to reporting agencies only.

By complying with the exception to no later than the time that the Fund makes available the portfolio securities to any person the Fund also discloses the information in a publicly available filing, the Fund will not have to disclose the following in the Statement of Additional Information:  identify the persons who receive the information, compensation or other consideration received by the Fund, Investment Adviser or other parties in connection with the arrangement, any condition or restrictions place on the use of the information disclosed, the frequency with which the information is disclosed, individuals or categories of individual who may authorize disclosure.

Until the time portfolio holdings are disclosed in a required filing, access to the confidential portfolio holdings information is limited to key personnel and research analysts.  All information regarding portfolio holdings is kept secure.  Any item with confidential information is shredded prior to being discarded.